INCOME TAXES	9 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
NOTE 10 - INCOME TAXES

No provision for federal income taxes has been recognized for the nine months ended September 30, 2012 and 2011 as the Company incurred a net operating loss for income tax purposes in each period and has no carryback potential.

Deferred tax assets and liabilities at September 30, 2012 and December 31, 2011 totaled a net deferred tax asset of approximately $815,944 and $128,049, respectively, and consisted primarily of deferred tax assets resulting from net operating loss carryforwards. We have provided a full valuation allowance due to uncertainty regarding the realizability of these tax assets. At September 30, 2012, the Company has net operating loss carryforwards totaling approximately $2.3 million for federal income tax purposes, which may be carried forward in varying amounts until the time when they begin to expire in 2029 through 2032, but may be limited in their use due to significant changes in the Company’s ownership.

At September 30, 2012 and December 31, 2011, the Company has no uncertain tax positions.